UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 12, 2024

Date of Report (Date of earliest event reported)

FLAG SHIP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42138	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Broadway, Suite 934

New York, New York 10004

(Address of Principal Executive Offices, and Zip Code)

(646)-362-0256

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	FSHPU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	FSHP	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	FSHPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 12, 2024, Flag Ship Acquisition Corporation (the “Company”) announced that, commencing Thursday, August 15, 2024, holders of the units sold in the Company’s initial public offering (the “Units”) may commence separate trading of the underlying component securities. The underlying securities are ordinary shares and rights.

The ordinary shares and rights that are separated will trade on Nasdaq under the symbols “FSHP” and “FSHPR” respectively. Holders of units will need to have their securities brokers contact Vstock Transfer LLC at 18 Lafayette Place, Woodmere, New York 11598, the Company’s transfer agent, in order to separate the units into ordinary shares and rights.

The Company consummated its initial public offering on June 20, 2024, consisting of 6,900,000 Units as a result of the underwriter’s exercise in full of their over-allotment option for an additional 900,000 Units. Each Unit consists of one ordinary share, par value $0.001 per ordinary share (“Share”) and one right to receive one-tenth (1/10) of one Share upon the consummation of the Company’s initial business combination. The Units were initially offered by the Company in an underwritten offering through Lucid Capital Markets, which acted as the sole book runner for the offering and as the representative of the underwriters in the offering.

Copies of the registration statement and final prospectus can be accessed through the SEC’s website at www.sec.gov.

On Monday, August 12, 2024, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the split of trading of the Units.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Flag Ship Acquisition Corporation

Dated: August 12, 2024	By:	/s/ Matthew Chen
	Name:	Matthew Chen
	Title:	Chief Executive Officer

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